UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2010

Skilled Healthcare Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33459	20-3934755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

27442 Portola Parkway, Suite 200 Foothill Ranch, CA	92610
(Address of Principal Executive Offices)	(Zip Code)

(949) 282-5800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On July 15, 2010, Skilled Healthcare Group, Inc., a Delaware corporation (the “Company”), agreed to a stipulation (the “Stipulation”), which was subsequently approved and ordered by Judge Watson of the Superior Court of California, Humboldt County, with the other parties to the case entitled, Vinnie Lavender, by and through her Conservator, Wanda Baker; Walter Simon; Jacquelyn Vilchinsky vs. Skilled Healthcare Group, Inc., et al. (and 22 individually-named California nursing facilities receiving administrative services from Skilled Healthcare, LLC) (the “Litigation”). Pursuant to the Stipulation, the parties have agreed to stay all proceedings in the Litigation to pursue mediation.

Among other things, from the date of the Stipulation through August 9, 2010 at 8:30 a.m. Pacific Daylight Time, the plaintiffs in the Litigation have agreed not to seek any relief to convert the previously announced jury verdict in the Litigation to a judgment, nor to seek to attach, obtain an interest in or obtain control over the Company’s (or any other of the defendants’) property. During that same time period, the Company and other defendants have also agreed not to transfer or otherwise impair their assets outside of bankruptcy, other than in the ordinary course of their respective businesses, and not to file a voluntary petition for relief in any United States Bankruptcy Court.

The foregoing description of the Stipulation does not purport to be complete and is qualified in its entirety by reference to the full text of the Stipulation, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.

On July 15, 2010, the Company issued a press release announcing that the parties to the Litigation agreed to enter into the Stipulation, as described under Item 1.01 of this Current Report on Form 8-K.

A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

This information and the information contained in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K is not incorporated by reference into any filings of the Company made under the Securities Act of 1933, as amended, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in the filing, unless specifically stated so therein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Stipulation and Order (Case No. DR060264), Superior Court of California, Humboldt County, dated July 15, 2010.

99.1	Press Release, dated July 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKILLED HEALTHCARE GROUP, INC.

Date: July 15, 2010	/s/ Roland G. Rapp
Roland G. Rapp
General Counsel, Secretary and Chief Administrative Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Stipulation and Order (Case No. DR060264), Superior Court of California, Humboldt County, dated July 15, 2010.

99.1	Press Release, dated July 15, 2010.